                                                                   Annual Report
[LOGO] M F S(SM)                                                  for Year Ended
INVESTMENT MANAGEMENT                                           October 31, 1997



MFS(R) WORLD GROWTH FUND




[Graphic Omitted]




LEARNING FINANCIAL BASICS THE EASY WAY (see page 44)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Managers ..................................  3
Portfolio Managers' Profiles ..............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Tax Form Summary .......................................................... 10
Portfolio Concentration ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 34
Independent Auditors' Report .............................................. 41
MFS Investment Opportunities .............................................. 42
The MFS Family of Funds(R) ................................................ 43
The ABCs of Investing ..................................................... 44
Trustees and Officers ..................................................... 45

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED OCTOBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 15.17%, CLASS B SHARES 14.30%, CLASS C SHARES 14.27%, AND CLASS I SHARES 15.40%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S PERFORMANCE HAS BEEN HELPED BY ITS OVERWEIGHTINGS IN U.S. TECHNOLOGY AND LATIN AMERICAN STOCKS, COMBINED WITH AN UNDERWEIGHTING IN SOUTHEAST ASIAN COMPANIES.

   o THE UNITED STATES HAS BEEN ONE OF THE FUND'S BEST-PERFORMING MARKETS, LED BY SUCH AREAS AS COMPUTER SOFTWARE AND BUSINESS AND COMPUTER SERVICES.

   o THE FUND HAS HAD VERY LITTLE EXPOSURE TO SOUTHEAST ASIA, WITH THE EXCEPTION OF HONG KONG AND CHINA, IN LIGHT OF OUR CONCERNS ABOUT THE HIGH LEVELS OF CORPORATE AND GOVERNMENT DEBT IN COUNTRIES SUCH AS SOUTH KOREA, MALAYSIA, AND THE PHILIPPINES, AS WELL AS ABOUT OVERVALUED CURRENCIES.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

     A. Keith Brodkin

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility of the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation in Southeast Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGERS

For the 12 months ended October 31, 1997, Class A shares of the Fund provided a total return of 15.17%, Class B shares 14.30%, Class C shares 14.27%, and Class I shares 15.40%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 13.63% return for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. From a big-picture standpoint, the Fund's performance has been helped by its overweightings in U.S. technology and Latin American stocks, combined with an underweighting in Southeast Asian companies.

Q. BRIEFLY, HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY IN TERMS OF WHAT YOU LOOK FOR IN GLOBAL MARKETS AND STOCKS?
A. We look for companies worldwide that are growing much faster than the overall U.S. economy. As a result, we've targeted emerging growth stocks in the United States and growth stocks in developed foreign markets such as Europe and Japan, as well as growth stocks in the emerging markets.

Q. LET'S LOOK AT THE THREE MAJOR MARKETS IN WHICH THE FUND HAS INVESTMENTS, STARTING WITH THE UNITED STATES. WHAT INDUSTRIES AND STOCKS ARE YOU EMPHASIZING THERE, AND WHY?
A. The United States remains one of our favorite major markets. Technology continues to be an area of emphasis since technology companies are generating some of the strongest earnings growth rates of any industry. Our holdings are primarily in software, a sector in which we own leading database, design automation, and mainframe software companies such as Oracle Systems, Cadence Design, BMC Software, Compuware, and Microsoft, all of which are helping companies around the world become more productive. Another area that we believe offers great potential is the business and computer services market, which consists of information technology and outsourcing firms that help other companies focus on their core businesses. Leisure is also an important area for us, with our main holdings in this sector in the radio and television broadcasting markets. Both are undergoing a lot of consolidation, which means opportunities for acquirers and the companies they're acquiring. The Fund is overweighted in retailing, in which our main emphasis is on drug stores and supermarkets, both of which are benefiting from cost cutting and consolidation. We've also recently added a few companies in the oil services and exploration industry, whose strong demand for products and services has created pricing power that is otherwise rare in the economy.

Q. NOW, WHAT ABOUT THE DEVELOPED FOREIGN MARKETS? WHAT COUNTRIES AND WHAT KIND OF INDUSTRIES DO YOU LIKE THERE?
A. In the developed markets, we believe Japan offers value. Blue-chip, export-oriented multinational companies such as Sony and Canon look inexpensive and, we feel, should benefit from a weaker yen. Another area we like is the United Kingdom, where we've found many companies generating 10% to 15% annual growth rates through cost cutting and restructuring. British Aerospace, Anglo-Irish Bank, and the Bank of Scotland are typical of the companies we've found that are really changing the way they do business.

Q. FINALLY, WHAT ABOUT THE EMERGING MARKETS?
A. Our biggest country allocations are in Latin America, especially in Brazil and Mexico. We are enthusiastic about Brazil because we believe that there are some important strategic changes taking place there with respect to liberalization of the economy and privatization. We like Mexico primarily because of the economic and corporate earnings recoveries stemming from policy measures the government took in 1996. Telecommunications and banking are also industries in which we have major investments. In many countries, the best-managed and most-liquid stocks are in these industries, and their growth generally determines the growth of these countries overall.

Q. COULD YOU TALK ABOUT THE FUND'S POSITION IN SOUTHEAST ASIA, WHERE
   CURRENCIES AND STOCK MARKETS HAVE TUMBLED, AND WHAT YOU SEE FOR THAT REGION GOING FORWARD?
A. We are happy to say that we have had very little exposure in Southeast Asia, with the exception of Hong Kong and China. We have been concerned about the high level of corporate and government debt in countries such as South Korea, Malaysia, and the Philippines, as well as about overvalued currencies. We need to see a number of things happen in the region before these markets become attractive, including significant structural reforms in the banking system, freely floating exchange rates, and economies that are more open to foreign competition. It could easily be one to two years before things are better, so we are unlikely to initiate new positions soon. Meanwhile, China is in reasonable shape, with economic growth still quite good, so we will continue to invest in that region.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN THE FUND'S HOLDINGS OR
   ALLOCATIONS OVER THE PAST YEAR?
A. Asset allocations across our three target markets have changed only modestly since last year, with the United States representing about 41% of the portfolio, developed foreign markets such as Europe and Japan at 38%, and emerging markets at 21%. The most significant change was a reduction in our holdings in Japan. This was made primarily because of valuations --with the exception of a number of blue-chip export-oriented multinationals, our analysts were not able to find a lot of attractively valued companies. We also sold a number of small Southeast Asian positions in the beginning of the year. The other change of note was a reduction in our holdings in Russia, a vastly overweighted position in the Fund's emerging markets portion. After a terrific run, and with its market up almost 100%, the decision was made to take some profits.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. Software companies in the United States did better than expected because of surprisingly robust earnings. Stocks that contributed to performance included Compuware, Microsoft, Computer Associates, and BMC Software, all of whose products were in strong demand by companies seeking increasing productivity. Radio and television broadcasting stocks such as Clear Channel Communications and Cox Radio also helped performance, as their stocks were buoyed by positive advertising trends and continued consolidation within their markets. In developed foreign markets, companies with strong product pipelines and good earnings did well. These included SAP, the German software company, and Novartis, the Swiss pharmaceutical company. In the emerging markets, Russia did much better than expected, as investors discovered the attractive values there. Among our Russian holdings, Lukoil Oil, the biggest oil and gas company, and Unified Energy Systems, the national electric generation and distribution company, did much better than expected. Through October, Brazil also did better than expected, with valuations helped by economic and political reforms.

Q. NOW, WHAT ABOUT SOME STOCKS OR COUNTRIES THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. In the United States, a real disappointment for us has been the stocks of health maintenance organizations. Higher-than-expected expenses more than offset price increases, creating earnings disappointments. Now that these companies have a more realistic view of the cost of doing business, they should begin to price their product more realistically, and earnings should begin to meet investors' expectations. In Asia, Hong Kong and China disappointed, primarily because of the concern relating to the Southeast Asian crisis and worries about their currencies versus the U.S. dollar. A number of Japanese stocks also were disappointing, with Nippon Broadcasting being among the hardest hit because of continued weakness in the economy.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. In the United States, we've had a strong market during the past year, driven by surprisingly strong earnings and low inflation. This has been a wonderful environment for stocks. Going forward, our outlook is for a continuation of moderate economic growth and low rates, especially given the dampening effect we expect Asia and Latin America to have on U.S. companies. This means that we'll continue to focus on companies offering something special -- proprietary products and services that will help them grow much faster than their competition. We'll also look more closely at domestic U.S. companies that have less exposure to potentially questionable foreign markets. In emerging markets, the year has been volatile, with investors seeing the best and worst of what it is like to invest in these markets. We feel investors have gone from being too euphoric to too pessimistic, so select opportunities have been created that we hope to take advantage of on a stock-by-stock basis. In developed foreign markets such as Europe and Japan, the year has been characterized by solid earnings growth. We see more of the same in the next 12 months, albeit at a somewhat slower rate, with economies continuing to improve and with good growth being generated by consolidation and restructuring stories across the world.

/s/ John W. Ballen                         /s/ David R. Mannheim
    John W. Ballen                             David R. Mannheim
    Portfolio Manager                          Portfolio Manager

/s/ Toni Y. Shimura
    Toni Y. Shimura
    Portfolio Manager

   PORTFOLIO MANAGERS' PROFILES

   JOHN W. BALLEN BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST IN 1984. A GRADUATE OF HARVARD COLLEGE, THE UNIVERSITY OF NEW SOUTH WALES, AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1986, VICE PRESIDENT --INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, AND EXECUTIVE VICE PRESIDENT IN 1997. HE HAS MANAGED MFS(R) WORLD GROWTH FUND SINCE ITS INCEPTION.

   DAVID R. MANNHEIM JOINED MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF AMHERST COLLEGE AND OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

   TONI Y. SHIMURA JOINED THE MFS RESEARCH DEPARTMENT IN 1987. A GRADUATE OF WELLESLEY COLLEGE AND OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, SHE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, AND VICE PRESIDENT -- INVESTMENTS IN 1992. SHE HAS MANAGED THE FUND SINCE 1995.

FUND FACTS

  OBJECTIVE:             THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL
                         APPRECIATION BY INVESTING IN SECURITIES OF COMPANIES
                         WORLDWIDE THAT ARE GROWING AT RATES EXPECTED TO BE WELL
                         ABOVE THE GROWTH RATE OF THE OVERALL U.S. ECONOMY.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  NOVEMBER 18, 1993

  CLASS INCEPTION:       CLASS A    NOVEMBER 18, 1993
                         CLASS B    NOVEMBER 18, 1993
                         CLASS C    JANUARY 3, 1994
                         CLASS I     JANUARY 2, 1997

  SIZE:                  $544.8 MILLION NET ASSETS AS OF OCTOBER 31, 1997


PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Growth Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993, through October 31, 1997)

MFS World Growth       S&P 500         Consumer Price       Russell 2000                               MSCI All Country
 Fund - Class A     Composite Index     Index - U.S.     Total Return Index      MSCI World Index         World Index
 --------------     ---------------     ------------     ------------------      ----------------         -----------
   $ 9,422             $10,000             $10,000            $10,000               $10,000                  $10,000
    10,954              10,487              10,254             10,305                11,464                   11,604
    11,553              13,259              10,542             12,193                12,613                   12,430
    13,370              16,454              10,857             14,218                14,737                   14,370
    15,399              21,738              11,084             18,388                17,279                   16,632

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

                                                              1 Year       3 Years      Life of Fund*
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A)
  including 5.75% sales charge (SEC results)                 + 8.58%       + 9.84%            +11.56%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A)
  at net asset value                                         +15.17%       +12.02%            +13.25%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B)
  with CDSC (SEC results)                                    +10.30%       +10.31%            +11.81%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B)
  at net asset value                                         +14.30%       +11.13%            +12.35%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C)
  with CDSC (SEC results)                                    +13.27%       +11.18%            +12.42%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C)
  at net asset value                                         +14.27%       +11.18%            +12.42%
-------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class I)
  at net asset value                                         +15.40%       +12.10%            +13.30%
-------------------------------------------------------------------------------------------------------
Average global portfolio fund**                              +16.50%       +12.44%            +11.93%
-------------------------------------------------------------------------------------------------------
MSCI All Country World Index**                               +13.63%       +10.50%            +11.58%
-------------------------------------------------------------------------------------------------------
MSCI World Index+                                            +17.25%       +14.66%            +13.16%
-------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index+                             +29.33%       +21.29%            +15.68%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                       +32.12%       +27.51%            +21.41%
-------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                       + 2.09%       + 2.63%            + 2.66%
-------------------------------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation). The MSCI World Index is an unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets. The
   Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded in the United States. The S&P 500 is an unmanaged measure of common stock total return performance.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $42,004,294 AS A LONG-TERM CAPITAL GAIN.

   FOREIGN TAX CREDIT

   FOR THE YEAR ENDED OCTOBER 31, 1997, DIVIDENDS FROM FOREIGN COUNTRIES WERE $5,635,016 AND TAXES PAID TO FOREIGN COUNTRIES WERE $504,899.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 2.64%.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

TOP 10 HOLDINGS

BMC SOFTWARE, INC.                     HFS, INC.
Computer software company              Franchiser of hotels and real estate
                                       companies
CaDENCE DESIGN SYSTEMS, INC.
Computer software and systems          ORACLE SYSTEMS CORP.
company                                Developer and manufacturer of database
                                       software
CISCO SYSTEMS, INC.
Computer network developer             SAP AG, PREFERRED
                                       German computer software company
COMPUWARE CORP.
Computer software company              TYCO INTERNATIONAL LTD.
                                       Manufacturer of fire protection,
COMPUTER ASSOCIATES                    packaging, and electronic equipment
INTERNATIONAL, INC.
Computer software company              UNITED HEALTHCARE CORP.
                                       Health maintenance organization


LARGEST SECTORS
[Graphic Omitted]

          Other Sectors                    31.5%
          Miscellaneous                    21.2%
            (Conglomerates, special
            products/services)
          Technology                       19.7%
          Utilities and Communications      9.8%
          Financial Services                9.1%
          Leisure                           8.7%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - October 31, 1997

Stocks - 96.0%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 41.0%
  Aerospace - 0.1%
    Thiokol Corp.                                                        2,700      $    247,219
------------------------------------------------------------------------------------------------
  Apparel and Textiles
    Tefron Ltd.*                                                         1,100      $     21,106
------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Avis Rent A Car, Inc.*                                               8,800      $    241,450
------------------------------------------------------------------------------------------------
  Broadcasting - 0.3%
    Chancellor Media Corp.*                                              9,300      $    510,338
    SFX Broadcasting, Inc., "A"*                                        17,300         1,279,119
                                                                                    ------------
                                                                                    $  1,789,457
------------------------------------------------------------------------------------------------
  Building - 0.2%
    Newport News Shipbuilding, Inc.                                     52,500      $  1,128,750
------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Affiliated Computer Services, Inc., "A"*                            19,600      $    492,450
    Sun Microsystems, Inc.*                                             22,900           784,325
                                                                                    ------------
                                                                                    $  1,276,775
------------------------------------------------------------------------------------------------
  Business Services - 3.7%
    AccuStaff, Inc.*                                                    76,100      $  2,173,606
    American Communications Services, Inc.*                             12,400           139,500
    BISYS Group, Inc.*                                                  19,700           613,162
    Corestaff, Inc.*                                                    29,000           717,750
    CUC International, Inc.*                                           169,750         5,007,625
    Diamond Offshore Drilling, Inc.                                     14,000           871,500
    DST Systems, Inc.*                                                   5,800           204,813
    Fine Host Corp.*                                                     6,000           168,000
    First Data Corp.                                                    53,802         1,563,621
    Galieo International, Inc.*                                          4,600           115,575
    Global Directmail Corp.*                                             5,000            91,875
    Ikon Office Solutions, Inc.                                          8,700           246,319
    Learning Tree International, Inc.*                                 151,700         5,271,575
    Technology Solutions Co.*                                           87,700         2,762,550
    Transaction System Architects, Inc., "A"*                            3,200           125,200
                                                                                    ------------
                                                                                    $ 20,072,671
------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Adobe Systems, Inc.                                                  2,300      $    109,825
    Autodesk, Inc.                                                       9,900           366,300
    Microsoft Corp.*                                                    48,400         6,292,000
    Security Dynamics*                                                   2,600            88,075
                                                                                    ------------
                                                                                    $  6,856,200
------------------------------------------------------------------------------------------------
  Computer Software - Services
    Cognicase, Inc.*                                                       500      $      6,313
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.9%
    Aspen Technology, Inc.*                                              3,600      $    135,450
    Bay Networks, Inc.*                                                  7,800           246,675
    BMC Software, Inc.*                                                113,800         6,870,675
    Cadence Design Systems, Inc.*                                      143,000         7,614,750
    Compaq Computer Corp.*                                              12,800           816,000
    Computer Associates International, Inc.                            162,950        12,149,959
    Compuware Corp.*                                                   108,200         7,154,725
    Lear Corp.*                                                          7,600           365,275
    Learning Co., Inc.*                                                 34,200           645,525
    Oracle Systems Corp.*                                              333,750        11,941,992
    Scopus Technology*                                                  18,300           271,069
    Synopsys, Inc.*                                                      8,500           330,438
    Xionics Document Technologies, Inc.*                                 9,600           146,400
                                                                                    ------------
                                                                                    $ 48,688,933
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.9%
    Carson, Inc., "A"*                                                  92,200      $    829,800
    Industrial Distribution Group, Inc.*                                   400             7,750
    Ivex Packaging Corp.*                                                1,800            38,025
    Silgan Holdings, Inc.*                                               1,000            35,250
    Tyco International Ltd.                                            386,600        14,594,150
                                                                                    ------------
                                                                                    $ 15,504,975
------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Loral Space & Communications Corp.*                                 32,500      $    682,500
------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Westinghouse Electric Corp.                                         23,800      $    629,213
------------------------------------------------------------------------------------------------
  Electronics - 1.0%
    Altera Corp.*                                                       38,000      $  1,686,250
    Analog Devices, Inc.*                                               24,400           745,725
    P Common, Inc.*                                                      3,300            66,413
    Sci Systems, Inc.*                                                  23,000         1,012,000
    Teradyne, Inc.*                                                     31,100         1,164,306
    Xilinx, Inc.*                                                        8,400           286,650
                                                                                    ------------
                                                                                    $  4,961,344
------------------------------------------------------------------------------------------------
  Energy - 0.3%
    BJ Services Co.*                                                    10,100      $    855,975
    Halter Marine Group, Inc.*                                           6,400           334,800
    Rowan Cos, Inc.*                                                     3,800           147,725
    Veritas DGC, Inc.*                                                   2,900           118,719
                                                                                    ------------
                                                                                    $  1,457,219
------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    American Radio Systems Corp., "A"*                                  12,300      $    599,625
    Clear Channel Communications, Inc.*                                 27,600         1,821,600
    Cox Radio, Inc., "A"*                                               57,200         1,948,375
    Emmis Broadcasting Corp., "A"*                                      14,700           650,475
    Gemstar Group Ltd.*                                                  8,500           188,063
    Harrah's Entertainment, Inc.*                                       33,900           667,406
    Jacor Communications, Inc., "A"*                                    25,300         1,059,437
    LIN Television Corp.*                                               43,600         2,291,725
    Sinclair Broadcast Group, Inc., "A"*                                   400            14,600
    Univision Communications, Inc., "A"*                                18,500         1,147,000
                                                                                    ------------
                                                                                    $ 10,388,306
------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Associates First Capital Corp., "A"                                 13,200      $    839,850
    Charter One Financial Inc.                                          11,460           666,113
    Donaldson Lufkin & Jenrette, Inc.                                    6,700           470,675
    Franklin Resources, Inc.                                            37,000         3,325,375
    Lehman Brothers Holdings, Inc.                                       6,100           287,081
    Morgan Stanley, Dean Witter, Discover & Co.                         14,300           700,700
    Price (T Rowe) Associates                                           15,000           993,750
    United States Trust Corp.                                            3,900           228,150
                                                                                    ------------
                                                                                    $  7,511,694
------------------------------------------------------------------------------------------------
  Food and Beverage Products
    Beringer Wine Estates Holdings, "B"*                                 1,000      $     31,000
    Tootsie Roll Industries, Inc.                                        2,400           136,200
                                                                                    ------------
                                                                                    $    167,200
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Jefferson Smurfit*                                                 322,600      $    946,412
------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    ACE Ltd.                                                             2,300      $    213,756
    Conseco, Inc.                                                       11,600           506,050
    Hartford Life, Inc., "A"                                             1,900            70,181
    Paula Financial*                                                       400            10,100
                                                                                    ------------
                                                                                    $    800,087
------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    SI Handling Systems, Inc.                                           24,900      $    522,900
------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    Arterial Vascular Engineering, Inc.*                                18,700      $    993,437
    Boston Scientific Corp.*                                            15,500           705,250
    Guidant Corp.                                                       32,600         1,874,500
    McKesson Corp.                                                       2,600           279,013
    Pathogensis Corp.*                                                   5,800           208,800
    Safeskin Corp.*                                                      4,200           190,575
    Zonagen, Inc.*                                                       9,600           314,400
                                                                                    ------------
                                                                                    $  4,565,975
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Ameripath, Inc.*                                                     1,000      $     16,500
    Columbia/HCA Healthcare Corp.                                       17,100           483,075
    Creative Biomolecules, Inc.*                                         9,300            85,734
    Cyberonics, Inc.*                                                   61,900           827,912
    Foundation Health Systems, Inc.*                                       910            26,163
    Health Management Associates, Inc., "A"*                             5,700           138,938
    HealthSouth Corp.*                                                  53,000         1,354,812
    Integrated Health Services, Inc.                                    25,200           800,100
    Mariner Health Group, Inc.*                                         13,400           196,813
    Medtronic, Inc.                                                      5,500           239,250
    National Research Corp.*                                               300             6,075
    Orthodontic Centers America, Inc.*                                  47,400           820,613
    Oxford Health Plans, Inc.*                                          20,900           539,481
    Pacificare Health Systems, Inc., "B"*                               20,600         1,333,850
    Renal Treatment Centers, Inc.*                                      20,300           673,706
    St. Jude Medical, Inc.*                                              2,000            60,625
    United Healthcare Corp.                                            193,700         8,970,731
                                                                                    ------------
                                                                                    $ 16,574,378
------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Camco International, Inc.                                           10,300      $    744,175
    Cooper Cameron Corp.*                                               11,100           801,975
    Dril-Quip, Inc.*                                                     1,200            43,050
    Global Industries, Inc.*                                            37,800           760,725
    Gulf Indonesia Resources Ltd.*                                      49,000         1,029,000
    Input/Output, Inc.*                                                  5,000           134,062
    National Oilwell, Inc.*                                              3,200           245,000
    Noble Drilling Corp.*                                               46,000         1,635,875
    Transocean Offshore, Inc.                                           12,700           685,800
    Weatherford Enterra, Inc.*                                          21,200         1,082,525
                                                                                    ------------
                                                                                    $  7,162,187
------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Evi, Inc.*                                                           2,500      $    160,469
    Newfield Exploration Co.*                                            4,800           130,200
    Santa Fe International Corp.                                         2,600           127,887
                                                                                    ------------
                                                                                    $    418,556
------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Allied Waste Industries, Inc.*                                      12,000      $    244,500
    Republic Industries, Inc.*                                         173,400         5,115,300
    United States Filter Corp.*                                         15,100           605,887
                                                                                    ------------
                                                                                    $  5,965,687
------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Applied Graphics Technologies*                                       3,900      $    208,650
    Petersen Cos., Inc., "A"*                                            1,700            33,575
                                                                                    ------------
                                                                                    $    242,225
------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Kansas City Southern Industries, Inc.                               41,800      $  1,274,900
------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Starwood Lodging Trust                                               2,800      $    167,475
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    Applebee's International, Inc.                                      34,300      $    761,031
    HFS, Inc.*                                                         173,000        12,196,500
    Hilton Hotels Corp.                                                 31,800           979,838
    Promus Hotel Corp.*                                                 66,350         2,604,237
                                                                                    ------------
                                                                                    $ 16,541,606
------------------------------------------------------------------------------------------------
  Retail
    Audio Book Club, Inc.*                                                 500      $      3,813
------------------------------------------------------------------------------------------------
  Stores - 3.6%
    Consolidated Stores Corp.*                                          27,625      $  1,101,547
    Corporate Express, Inc.*                                            95,650         1,404,859
    CVS Corp.                                                           40,000         2,452,500
    General Nutrition Cos., Inc.*                                       33,700         1,061,550
    Hollywood Entertainment Corp.*                                       1,400            17,150
    Home Depot, Inc.                                                    16,950           942,844
    Micro Warehouse, Inc.*                                              54,300           814,500
    Office Depot, Inc.*                                                188,800         3,894,000
    Rite Aid Corp.                                                      79,600         4,726,250
    Staples, Inc.*                                                      28,200           740,250
    U.S. Office Products Co.*                                           81,800         2,556,250
                                                                                    ------------
                                                                                    $ 19,711,700
------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Meyer, Fred, Inc.*                                                  99,350      $  2,837,684
------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    AFC Cable Systems, Inc.*                                             3,125      $     88,672
    Aspect Telecommunications Corp.*                                     7,300           175,200
    Cisco Systems, Inc.*                                               127,700        10,475,391
    Eci Telecom Ltd.                                                     7,859           217,105
    Inter-Tel, Inc.*                                                    10,500           261,516
    Intermedia Communications, Inc.*                                    45,000         2,041,875
    International Business Communications
       Systems, Inc.*+                                                  40,300           282,100
    ITT Corp.*                                                           1,600           119,500
    Lucent Technologies, Inc.                                           22,300         1,838,356
    Metromedia Fiber Network Inc., "A"*                                  1,900            45,600
    Nextlink Communications, Inc., "A"*                                  9,700           219,462
    Premisys Communications, Inc.*                                       4,500           122,625
    Qwest Communications International, Inc.*                            1,200            74,100
    Tel-Save Holdings, Inc.*                                             7,200           154,800
    WorldCom, Inc.*                                                    114,700         3,856,787
                                                                                    ------------
                                                                                    $ 19,973,089
------------------------------------------------------------------------------------------------
  Universities
    Edutrek International, Inc., "A"*                                      700      $     17,150
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Brooks Fiber Properties, Inc.*                                       3,900      $    217,912
    MCI Communications Corp.                                           104,300         3,702,650
                                                                                    ------------
                                                                                    $  3,920,562
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $223,277,711
------------------------------------------------------------------------------------------------
Foreign Stocks - 55.0%
  Argentina - 0.9%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                           16,821      $    407,646
    Banco Rio De La Plata S.A., "B" ADR (Bank)*                         68,300           717,150
    Perez Companc S.A. (Oils)                                          119,076           745,863
    Siderar SAIC, ADR (Steel)##                                         11,280           417,360
    Telecom Argentina, "B" ADR (Telecommunications)                     18,600           470,813
    Telefonica de Argentina, ADR (Utilities - Telephone)                13,400           376,875
    Transportadora de Gas del Sur S.A., ADR (Pipelines)                 38,900           367,119
    YPF Sociedad Anonima, ADR (Oils)                                    42,000         1,344,000
                                                                                    ------------
                                                                                    $  4,846,826
------------------------------------------------------------------------------------------------
  Australia - 0.6%
    QBE Insurance Group Ltd. (Insurance)                               717,456      $  3,343,098
------------------------------------------------------------------------------------------------
  Austria - 0.1%
    Austria Tabak AG (Consumer Goods and Services)                      19,100      $    795,308
------------------------------------------------------------------------------------------------
  Brazil - 3.9%
    Banco Bradesco S.A., Preferred (Banks and Credit
      Cos.)                                                        111,171,934      $    826,932
    Cia Vale do Rio Doce, Preferred (Mining)                            29,553           571,008
    CEMIG (Utilities - Electric)                                    17,500,000           698,476
    Centrais Eletricas Brasile, ADR (Utilities -
      Electric)                                                         63,200         1,295,600
    Centrais Eletricas Brasileiras S.A. - Eletrobras,
      Preferred, "B" (Utilities - Electric)*                         1,800,000           778,846
    Cia Cervejaria Brahma, Preferred (Beverages)                     1,872,433         1,171,969
    Cia Cervejaria Brahma, ADR (Beverages)                             127,300         1,638,988
    Cimsa (Construction Services)                                    1,079,800           244,205
    Companhia Paranaense de Energia - COPEL, Preferred
      "B" (Electrical)                                                  50,800           613,342
    Hunter Douglas NV, ADR (Consumer Goods and
      Services)*                                                        52,554         2,161,604
    Itausa Investimentos Itau S.A. (Conglomerates)                     750,000           510,250
    Orbotech Ltd. (Electronics)*                                        10,000           427,500
    Petroleo Brasileiro S.A., Preferred (Oils)                      16,710,000         3,107,357
    Telecommunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                              53,990         5,479,985
    Telecommunicacoes Sao Paulo (Telecommunications)                 5,608,944         1,465,326
    Telecommunicacoes Sao Paulo, Preferred
      (Telecommunications)*                                            187,549             4,934
                                                                                    ------------
                                                                                    $ 20,996,322
------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Canadian National Railway Co. (Railroads)                           74,520      $  4,019,423
    Legacy Hotel Real Estate Investment Trust (Real
      Estate)                                                          175,200         1,219,515
    Microcell Telecommunications, "B"
      (Telecommunications)*                                              3,500            31,281
    Super Sol Ltd. (Supermarkets)                                      127,600           366,830
                                                                                    ------------
                                                                                    $  5,637,049
------------------------------------------------------------------------------------------------
  Chile - 1.2%
    Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)             45,030      $    585,390
    Chilectra S.A., ADR (Utilities - Electric)                          72,925         1,916,980
    Chilgener S.A. (Utilities - Electric)                               18,638           507,885
    Compania de Telecom de Chile, ADR
      (Utilities - Telephone)                                           50,480         1,400,820
    Distribucion Y Servicio D & S, ADR (Supermarkets)*                  21,010           368,988
    Enersis S.A., ADR (Utilities - Electric)                            29,247           965,151
    Laboratorio Chile S.A., ADR (Medical and Health
      Technology Services)                                              16,000           402,000
    Moneda Chile Fund Ltd. (Finance)+*                                  63,000           378,000
    Santa Isabel S.A., ADR (Stores)##                                    4,619            85,452
                                                                                    ------------
                                                                                    $  6,610,666
------------------------------------------------------------------------------------------------
  China - 0.3%
    China Light & Power (Utilities - Electric)                             400      $      2,106
    Guangdong Kelon El (Consumer Goods)                                222,000           281,449
    Huaneng Power International, Inc., ADR
      (Utilities - Electric)*                                           48,180         1,059,960
    Qingling Motors Co. (Automotive)                                   584,000           381,527
                                                                                    ------------
                                                                                    $  1,725,042
------------------------------------------------------------------------------------------------
  Colombia - 0.7%
    Banco Ganadero S.A., ADR, "B" (Banks and Credit Cos.)               24,400      $    931,775
    Banco Industrial Colombiano, ADR
      (Banks and Credit Cos.)                                           91,800         1,468,800
    Cementos Diamante S.A., ADR, "B" (Construction)##                  101,738         1,220,856
                                                                                    ------------
                                                                                    $  3,621,431
------------------------------------------------------------------------------------------------
  Egypt - 0.8%
    A - Ahram Beverage Co. S.A.E. ( Beverages)*##                        6,491      $    175,257
    Commercial International Bank, GDR
      (Banks and Credit Cos.)##                                         31,667           672,924
    Madinet Nasar City (Housing Development)                             5,350           369,709
    Misr Elgadida for Housing & Recreation (Housing)                       675            92,322
    North Cairo Mills (Food Products)                                   10,160           442,194
    South Cairo Flour Mills (Food Products)                             14,355           257,930
    Suez Cement Co., S.A.E., GDR (Building Materials)##                 91,035         1,843,459
    Torra for Cement (Construction)                                     20,510           560,926
                                                                                    ------------
                                                                                    $  4,414,721
------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Huhtamaki Oy Group (Conglomerate)                                   27,500      $  1,130,508
    TT Tieto Oy (Computer Software - Systems)                           12,830         1,436,203
                                                                                    ------------
                                                                                    $  2,566,711
------------------------------------------------------------------------------------------------
  France - 2.6%
    Elf Aquitaine S.A. (Oils)                                           12,700      $  1,568,959
    Alcatel Alsthom Compagnie (Telecommunications)                      15,900         1,914,768
    Chargeurs S.A. (Apparels and Textiles)                               5,100           340,618
    Compagnie Generale de Geophysique S.A., ADR
      (Computer Software)*                                              47,800         1,338,400
    Dassault Systemes S.A. (Computer Software)                          67,000         2,005,537
    Dassault Systemes S.A., ADR (Computer Software)                      2,400            72,000
    Rhone-Poulenc S.A. (Pharmaceuticals)*                               74,468         3,240,540
    TV Francaise (Broadcasting)                                         24,900         2,313,574
    Union des Assurances Federales S.A. (Insurance)                     12,100         1,350,376
                                                                                    ------------
                                                                                    $ 14,144,772
------------------------------------------------------------------------------------------------
  Germany - 3.6%
    adidas AG (Apparel and Textiles)                                     9,306      $  1,345,218
    Henkel KGaa (Chemicals)                                             95,200         4,936,501
    Pfleiderer AG (Construction)*                                       49,050           940,646
    Phoenix AG (Auto Parts)                                             98,300         1,822,480
    SAP AG, Preferred (Computer Software - Systems)                     23,679         7,044,708
    Wella AG, Preferred (Cosmetics)                                      4,700         3,264,948
                                                                                    ------------
                                                                                    $ 19,354,501
------------------------------------------------------------------------------------------------
  Greece - 1.2%
    Athens Medic Center GDR, (Medical and Health
      Technology and Services)                                          96,000      $  1,042,326
    Attica Enterprises S.A., GDR (Transportation)                       34,400           364,004
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                             110,430         2,312,649
    Intracom S.A., GDR (Telecommunications)                             12,000           527,346
    National Bank Of Greece (Banks and Credit Cos.)                      3,500            15,497
    National Bank Of Greece, GDR (Banks and Credit Cos.)*                3,500           367,133
    Papastratos Cigarettes S.A., GDR (Consumer Goods and
      Services)                                                         63,040         1,069,615
    Titan Cement Co., GDR (Building Materials)                          13,100           641,741
                                                                                    ------------
                                                                                    $  6,340,311
------------------------------------------------------------------------------------------------
  Hong Kong - 2.7%
    Hong Kong Telecommunications (Telecommunications)                  144,000      $    275,705
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)                                             234,500           564,256
    Beijing Enterprise (Consumer Goods and Services)*                  116,000           387,917
    Cheung Kong Holdings Ltd. (Real Estate)                            191,000         1,328,105
    China Resources Enterprises (Real Estate Investment
      Trusts)                                                          346,000           948,926
    Citic Pacific Ltd. (Conglomerates)                                 219,000         1,048,254
    Dah Sing Financial Group (Banks and Credit Cos.)                    85,800           215,332
    Hong Kong & China Gas Ltd. (Gas)                                   334,000           630,841
    Hong Kong Telecommunications, ADR
      (Telecommunications)*                                             16,800           322,350
    HSBC Holdings PLC (Finance)*                                        28,800           652,005
    Hutchison Whampoa (Real Estate)                                    118,000           816,688
    Hysan Development Co. (Real Estate)                                246,000           513,959
    Li & Fung Ltd. (Wholesale)                                       1,375,000         1,378,558
    Liu Chong Hing Bank (Banks and Credit Cos.)                        118,000           155,705
    New World Development Co. (Real Estate)                            291,000         1,023,959
    Swire Pacific Air Ltd., "A" (Transportation)                       211,000         1,127,335
    Wharf Holdings Ltd. (Real Estate)                                  874,000         1,786,442
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                        451,400         1,162,078
    Zhenhai Refining and Chemical Co., Ltd. (Oils)                     846,000           393,997
                                                                                    ------------
                                                                                    $ 14,732,412
------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    BorsodChem RT. (Chemicals)                                           6,900      $    245,771
    Gedeon Richter RT. (Pharmaceuticals)                                 5,500           505,286
    Graboplast RT. (Apparel and Textiles)                                5,000           269,452
    Magyar Olaj Es Gazipari KT. (Gas)                                   13,500           290,661
    Pannonplast Muanuagipari (Chemicals)*                                4,400           241,612
                                                                                    ------------
                                                                                    $  1,552,782
------------------------------------------------------------------------------------------------
  India - 1.3%
    Bajaj Auto Ltd. (Automotive)                                        67,500      $  1,075,299
    EIH Ltd. (Restaurants and Lodging)                                  76,050           818,485
    Hindustan Lever Ltd. (Consumer Goods and Services)                  25,000           884,944
    Hindustan Petroleum Corp. Ltd. (Oil and Gas)                        50,000           657,170
    ICL Israel Chemical (Chemicals)                                    364,000           455,863
    India Gateway Fund Ltd. (Finance)+*                                  2,144             9,455
    Industrial Development Bank of India Ltd.
      (Banks and Credit Cos.)                                          280,000           753,372
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                100,000           697,082
    State Bank Of India (Banks and Credit Cos.)                        122,000           883,182
    Tata Engineering and Locomotive Co. Ltd.
      (Automotive)                                                      11,570           101,432
    Videsh Sanchar Nigam Ltd., GDR
      (Telecommunications)##                                            47,430           640,305
                                                                                    ------------
                                                                                    $  6,976,589
------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    PT Indosat (Telecommunications)                                     44,500      $    100,714
    PT Indosat, ADR (Telecommunications)                                27,930           661,592
                                                                                    ------------
                                                                                    $    762,306
------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Allied Irish Banks (Banks and Credit Cos.)*                        309,363      $  2,603,454
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*              1,510,500         2,532,204
                                                                                    ------------
                                                                                    $  5,135,658
------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Makhteshim Chemical Works Ltd. (Chemicals)                          63,500      $    393,297
    Tadiran Telecommunications Ltd. (Telecommunications)                12,000           271,500
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                                  3,280           153,340
                                                                                    ------------
                                                                                    $    818,137
------------------------------------------------------------------------------------------------
  Italy - 1.8%
    ERG S.p.A. (Oils)*                                                 301,900      $  1,244,397
    Gucci Group NV (Apparel and Textiles)                               29,770         1,082,884
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                                      958,400         1,542,246
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                         76,700         1,716,162
    Telecom Italia S.p.A. (Telecommunications)*                        317,900         1,991,803
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                           1,167,700         2,385,876
                                                                                    ------------
                                                                                    $  9,963,368
------------------------------------------------------------------------------------------------
  Japan - 8.3%
    Aeon Credit Service Co. Ltd. (Financial Services)                   27,000      $  1,539,967
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)                   105,000         1,372,606
    Bridgestone Corp. (Tire and Rubber)                                 78,000         1,688,593
    Canon, Inc. (Office Equipment)                                     129,000         3,136,386
    DDI Corp. (Telecommunications)                                         216           722,998
    Fuji Photo Film Co. (Photographic Products)                         51,000         1,851,457
    Fujimi Inc. (Electronics)                                           34,300         1,890,641
    Keyence Corp. (Electronics)                                         18,930         2,837,136
    Kinki Coca-Cola Bottling Co. (Beverages)                            90,000         1,079,101
    Kirin Beverage Corp. (Beverages)                                   138,000         2,298,085
    Nippon Broadcasting (Broadcasting)                                  21,000         1,285,179
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                           181         1,537,219
    NTT Data Communications Systems Co.
      (Telecommunications)                                                  44         2,106,578
    Osaka Sanso Kogyo Ltd. (Chemicals)                                 397,000           793,339
    Rohm Co. (Electronics)                                              22,000         2,179,850
    Sankyo Co. Ltd. (Pharmaceuticals)                                   45,000         1,487,510
    Secom Co. (Consumer Goods and Services)                             49,000         3,174,188
    Sony Corp. (Electronics)                                            34,800         2,894,688
    Sony Corp., ADR (Electronics)                                       10,200           860,625
    Takeda Chemical Industries (Pharmaceuticals)                       124,000         3,386,511
    TDK Corp. (Special Products and Services)                           36,000         2,991,507
    Terumo Corp. (Pharmaceuticals)                                     105,000         1,731,057
    Ushio, Inc. (Electronics)                                          214,000         2,334,222
                                                                                    ------------
                                                                                    $ 45,179,443
------------------------------------------------------------------------------------------------
  Malaysia - 0.1%
    Tanjong PLC (Entertainment)                                        468,000      $    823,011
------------------------------------------------------------------------------------------------
  Mexico - 2.6%
    Apasco S.A. (Building Materials)                                    70,000      $    427,545
    Cemex S.A. (Construction)*                                         291,506         1,159,042
    Cifra S.A. de C.V., "A" (Retail)                                   291,600           537,103
    Cifra S.A. de C.V., "B" (Retail)                                    48,130            96,145
    Corporacion GEO S.A. de C.V. (Housing)*##                           25,000           587,500
    Desc S.A. de C.V., "B" (Conglomerate)                               88,000           758,802
    Fomento Economico Mexicano S.A., "B" (Beverages)                    68,200           481,892
    Gruma S.A. (Food Products)                                         128,480           504,688
    Grupo Carso, "A" (Conglomerate)*                                   230,300         1,464,542
    Grupo Financiero Banamex, "B" (Finance)*                           253,200           503,368
    Grupo Modelo S.A. de C.V. (Brewery)                                 68,000           504,910
    Grupo Television S.A. de C.V., GDR (Entertainment)*                 31,000           961,000
    Hylsamex S.A. de C.V., "B" (Steel)                                 122,000           788,982
    Industries Bachoco S. A. de C.V., ADR (Food
      Products)*                                                        43,000           731,000
    Organiz Soriana, "B" (Real Estate)                                 197,000           658,239
    Sanluis Corporacion S.A. de C.V.                                    78,700           610,750
    Telefonos de Mexico S.A. (Utilities - Telephone)                 1,107,000         2,420,817
    TV Azteca, S.A. de C.V., ADR (Broadcasting)*                        49,800           952,425
                                                                                    ------------
                                                                                    $ 14,148,750
------------------------------------------------------------------------------------------------
  Morocco - 0.4%
    Banque Marocaine Commerce (Banks and Credit Cos.)                   11,550      $    701,630
    Brasserica Du Maroc (Consumer Goods and Services)                    2,150           468,727
    Credit Eqdom (Financial Institutions)                                2,050           244,073
    Ona Omnium Nord AF (Conglomerate)                                    5,500           500,000
    Societe Nationale Dinvestiss (Conglomerate)                          5,850           516,960
                                                                                    ------------
                                                                                    $  2,431,390
------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Akzo Nobel N.V. (Chemicals)                                         17,300      $  3,042,843
    Brunel International N.V. (Human Resources)*                        27,300           575,476
    Fugro N.V. (Enginering)*                                             6,100           214,833
    Koninklijke Ten Cate (Textiles)*                                    19,096           635,224
    Philips Electronics N.V. (Manufacturing)                            15,200         1,187,866
    Royal Dutch Petroleum Co. (Oils)                                    39,900         2,106,802
                                                                                    ------------
                                                                                    $  7,763,044
------------------------------------------------------------------------------------------------
  Pakistan - 0.3%
    Hub Power Co. Ltd. (Utilities - Electric)                        1,040,000      $  1,389,629
    Pakistan Telecom, "A" (Telecommunications)                             200               168
    Sui Northern Gas (Oils)*                                             1,200               859
                                                                                    ------------
                                                                                    $  1,390,656
------------------------------------------------------------------------------------------------
  Peru - 1.1%
    Alicorp S.A. (Food Products)*                                      540,000      $    559,926
    Compania de Minas Buenaventura S.A. (Mining)                       104,430           789,969
    CPT Telefonica del Peru S.A., "B" (Utilities -
      Telephone)                                                       953,954         1,904,388
    Credicorp Ltd. (Conglomerate)                                       56,138         1,006,975
    Telefonica del Peru S.A., ADR (Telecommunications)                  75,400         1,489,150
                                                                                    ------------
                                                                                    $  5,750,408
------------------------------------------------------------------------------------------------
  Philippines
    Alsons Cement Corp. (Building Materials)##                       4,302,350      $    197,242
------------------------------------------------------------------------------------------------
  Poland - 0.8%
    Agros Holdings S.A. (Consumer Goods and Services)                   20,000      $    419,540
    Bank Handlowy w Warszawie S.A., GDR
      (Banks and Credit Cos.)*##                                        36,030           482,802
    Bank Handlowy w Warszawie (Banks and Credit Cos.)*+                 30,679           412,579
    Bank Slaski S.A. w Katowicach (Banks and Credit
      Cos.)                                                              6,245           364,292
    Bydgoska Fabryka Kabli S.A. (Electrical Equipment)                 105,000           859,914
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                105,333           992,794
    Exbud S.A. (Construction)*                                          37,600           340,345
    KGHM Polska Miedz S.A. (Metals and Minerals)*##                     30,771           301,556
    Zaklady Piwowarske w Zywcu (Beverages)                               1,550           115,804
                                                                                    ------------
                                                                                    $  4,289,626
------------------------------------------------------------------------------------------------
  Portugal - 2.2%
    Banco Espirito Santo e Comercial de Lisboa S.A.
      (Banks and Credit Cos.)                                          108,279      $  3,146,359
    Banco Totta E Acores (Banks and Credit Cos.)                       120,600         2,368,195
    Cimentos de Portugal S.A. (Building Materials)                      34,946           886,740
    Inparsa-Industria e Participacoes, SGPS, S.A.
      (Conglomerates)*                                                  17,090           344,807
    Mota and Companhia (Construction)                                   16,100           266,719
    Portugal Telecom S.A. (Utilities - Telephone)                       48,450         1,980,346
    Sonae Investimentos-Sociedade Gestora de
      Participacoes Sociais, S.A. (Finance)                             34,180         1,264,776
    Telecel - Comunicacaoes Pessoais S.A. (Cellular
      Telephones)*                                                      20,800         1,882,624
                                                                                    ------------
                                                                                    $ 12,140,566
------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Lukoil Oil Co., ADR (Oils)                                          19,180      $  1,606,325
    Rostelecom (Telecommunications)##*                                      18           604,800
    Unified Energy Systems, GDR (Utilities - Electric)*                 74,453         2,479,285
                                                                                    ------------
                                                                                    $  4,690,410
------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Hong Leong Finance Ltd. (Finance)+                                 136,000      $    185,769
    Mandarin Oriental International Ltd. (Restaurants
      and Lodgings)*                                                 1,826,901         1,443,252
    Singapore Land Ltd. (Conglomerates)                                279,000           794,104
                                                                                    ------------
                                                                                    $  2,423,125
------------------------------------------------------------------------------------------------
  South Africa - 1.0%
    Anglo American Corp. of South Africa Ltd. (Mining)                   6,500      $    280,847
    DeBeers Centenary AG (Diamonds - Precious Stones)                   23,450           559,215
    Dimension Data Holdings (Financial Institutions)                   120,780           501,786
    Liberty Life Association of Africa Ltd. (Insurance)                 30,000           747,819
    Nedcor Ltd. (Banks and Credit Cos.)*                                50,550         1,060,563
    Sasol Ltd. (Oils)                                                   53,200           640,964
    South African Breweries Ltd. (Brewery)                              53,300         1,417,200
                                                                                    ------------
                                                                                    $  5,208,394
------------------------------------------------------------------------------------------------
  Spain - 0.7%
    Abengoa S.A. (Construction)                                         24,959      $  1,284,516
    Acerinox S.A. (Iron and Steel)                                      16,694         2,489,265
                                                                                    ------------
                                                                                    $  3,773,781
------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Astra AB (Pharmaceuticals)                                         104,533      $  1,687,163
    Munters AB (Consumer Goods and Services)*                            6,650            67,415
    Skandia Forsakrings AB (Insurance)                                  65,300         3,048,594
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                 122,100         2,768,744
                                                                                    ------------
                                                                                    $  7,571,916
------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Julius Baer Holdings (Bank)                                            615      $    917,452
    Kuoni Reisen Holdings AG (Transportation)                              800         3,026,410
    Novartis AG (Pharmaceuticals)                                        2,787         4,362,520
                                                                                    ------------
                                                                                    $  8,306,382
------------------------------------------------------------------------------------------------
  Turkey - 0.2%
    Yapi ve Kredi Bankasi (Bank)                                    12,770,900      $    389,739
    Ardem Pisirici ve Isitici Cihazlar Sanayii A.S.
      (Conglomerate)                                                   832,700            96,430
    Haci Omer Sabanci Holdings S.A., ADR (Conglomerate)*                37,800           472,500
                                                                                    ------------
                                                                                    $    958,669
------------------------------------------------------------------------------------------------
  United Kingdom - 6.1%
    ASDA Group PLC (Supermarkets)                                      808,800      $  2,101,603
    Bank Of Scotland (Banks and Credit Cos.)*                          215,600         1,778,246
    British Aerospace PLC (Aerospace and Defense)*                     127,910         3,392,258
    British Petroleum PLC (Oils)*                                      207,762         3,051,042
    Carlton Communicatons PLC (Broadcasting)                           253,000         2,088,838
    Corporate Services Group PLC (Business Services)                   473,200         1,776,931
    Danka Business Systems, ADR (Business Services)                     59,500         2,201,500
    Jarvis Hotels PLC (Restaurants and Lodging)##+                   1,245,100         3,005,693
    JBA Holdings (Computer Systems - Software)                          80,200         1,270,528
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                  744,500         4,037,540
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                      196,809         2,457,984
    PowerGen PLC (Utilities - Electric)*                               183,930         2,044,297
    Tomkins PLC (Conglomerate)                                         536,400         2,751,618
    Williams Holdings (Conglomerate)                                   195,700         1,174,497
                                                                                    ------------
                                                                                    $ 33,132,575
------------------------------------------------------------------------------------------------
  Venezuela - 1.0%
    Compania Anonima Nacional Telefonos de Venezuela,
      ADR (Telecommunications)                                         122,000      $  5,337,500
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $299,854,898
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $453,044,046)                                        $523,132,609
------------------------------------------------------------------------------------------------

Bond
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------
    Cia Vale do Rio Doce (Mining)(S)(S)
      (Identified Cost, $0)                                            $    29      $           0
------------------------------------------------------------------------------------------------

Warrants - 0.1%
------------------------------------------------------------------------------------------------
                                                                        SHARES
------------------------------------------------------------------------------------------------
    Intel Corp.* (Identified Cost, $889,489)                            11,700      $    662,513
------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.2%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 11/03/97                     $12,485      $ 12,481,112
    Federal Home Loan Mortgage Corp., due 11/07/97                       4,000         3,996,340
    General Electric Capital Corp., due 11/03/97                           740           739,763
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $ 17,217,215
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $471,150,750)                                   $541,012,337

Other Assets, Less Liabilities - 0.7%                                                  3,809,942
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $544,822,279
------------------------------------------------------------------------------------------------
     * Non-income producing security.
    ## SEC Rule 144A restriction.
     + Restricted security.
(S)(S) When-issued security. At October 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
See notes to financial statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $471,150,750)           $541,012,337
  Cash                                                                 286,811
  Foreign currency, at value (identified cost, $1,635,638)           1,630,057
  Receivable for investments sold                                    8,169,968
  Receivable for Fund shares sold                                   10,161,650
  Dividends receivable                                                 501,679
  Deferred organization expenses                                         7,460
  Other assets                                                           4,288
                                                                  ------------
      Total assets                                                $561,774,250
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $ 15,809,278
  Payable for Fund shares reacquired                                   707,396
  Payable to affiliates -
    Management fee                                                      13,192
    Shareholder servicing agent fee                                      1,905
    Distribution and service fee                                       158,660
    Administrative fee                                                     220
  Accrued expenses and other liabilities                               261,320
                                                                  ------------
      Total liabilities                                           $ 16,951,971
                                                                  ------------
Net assets                                                        $544,822,279
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $425,800,148
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 69,852,659
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   49,194,215
  Accumulated net investment loss                                      (24,743)
                                                                  ============
      Total                                                       $544,822,279
                                                                  ============
Shares of beneficial interest outstanding                          26,391,388
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $204,918,234 / 9,855,669 shares of
     beneficial interest outstanding)                               $20.79
                                                                    ======
  Offering price per share (100/94.25)                              $22.06
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets $308,691,574 / 15,017,474 shares of
     beneficial interest outstanding)                               $20.56
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,662,012 / 1,203,889 shares of
     beneficial interest outstanding)                               $20.49
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,550,459 / 314,356 shares of
    beneficial interest outstanding)                                $20.84
                                                                    ======

On sales of $50,000 or more, the offering price of Class
A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $ 6,365,528
    Interest                                                         1,405,964
    Foreign taxes withheld                                            (465,140)
                                                                   -----------
      Total investment income                                      $ 7,306,352
                                                                   -----------
  Expenses -
    Management fee                                                 $ 4,717,882
    Trustees' compensation                                              41,991
    Shareholder servicing agent fee                                    575,983
    Shareholder servicing agent fee (Class A)                           44,744
    Shareholder servicing agent fee (Class B)                          105,357
    Shareholder servicing agent fee (Class C)                            5,139
    Distribution and service fee (Class A)                             669,541
    Distribution and service fee (Class B)                           3,045,052
    Distribution and service fee (Class C)                             228,918
    Administrative fee                                                  54,453
    Custodian fee                                                      386,509
    Postage                                                             93,660
    Audit fees                                                          85,315
    Printing                                                            80,064
    Legal fees                                                          18,562
    Amortization of organization expenses                                7,424
    Miscellaneous                                                      452,588
                                                                   -----------
      Total expenses                                               $10,613,181
    Reduction of expenses by distributor                              (191,298)
    Fees paid indirectly                                              (105,196)
                                                                   -----------
      Net expenses                                                 $10,316,687
                                                                   -----------
        Net investment loss                                        $(3,010,335)
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $54,554,091
    Foreign currency transactions                                     (466,542)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $54,087,549
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $21,043,685
    Translation of assets and liabilities in foreign
      currencies                                                        (1,099)
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $21,042,586
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $75,130,135
                                                                   -----------
          Increase in net assets from operations                   $72,119,800
                                                                   ===========
See notes to financial statements


Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                    1997                    1996
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $ (3,010,335)           $ (3,934,625)
  Net realized gain on investments and foreign currency
    transactions                                                    54,087,549              26,926,412
  Net unrealized gain on investments and foreign currency
    translation                                                     21,042,586              38,287,928
                                                                  ------------            ------------
    Increase in net assets from operations                        $ 72,119,800            $ 61,279,715
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $     --                $   (102,984)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          (9,634,864)            (13,664,586)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                         (13,421,222)            (21,606,221)
  From net realized gain on investments and foreign currency
   transactions (Class C)                                           (1,004,314)             (1,215,266)
                                                                  ------------            ------------
    Total distributions declared to shareholders                  $(24,060,400)           $(36,589,057)
                                                                  ------------            ------------
Net increase in net assets from Fund share transactions           $ 21,994,786            $ 45,748,708
                                                                  ------------            ------------
      Total increase in net assets                                $ 70,054,186            $ 70,439,366
Net assets:
  At beginning of period                                           474,768,093             404,328,727
                                                                  ------------            ------------

  At end of period (including accumulated net investment loss
    of $24,743 and $375,752, respectively)                        $544,822,279            $474,768,093
                                                                  ============            ============
See notes to financial statements


Financial Highlights
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        1997              1996              1995             1994*
------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $19.09            $18.16            $17.45            $15.00
                                                            ------            ------            ------            ------
Income from investment operations# -
  Net investment loss(S)                                    $(0.02)           $(0.07)           $  --             $(0.02)
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.77              2.73              0.93              2.47
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 2.75            $ 2.66            $ 0.93            $ 2.45
                                                            ------            ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                                $  --             $(0.01)           $  --             $  --
  From net realized gain on investments and foreign
   currency transactions                                     (1.05)            (1.72)            (0.22)              --
                                                            ------            ------            ------            ------
      Total distributions declared to shareholders          $(1.05)           $(1.73)           $(0.22)           $  --
                                                            ------            ------            ------            ------
Net asset value - end of period                             $20.79            $19.09            $18.16            $17.45
                                                            ======            ======            ======            ======
Total return(+)                                             15.17%            15.73%             5.47%            16.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.52%             1.58%             1.63%             1.57%+
  Net investment income (loss)                             (0.10)%           (0.35)%             0.02%           (0.14)%+
Portfolio turnover                                            133%               95%              149%              100%
Average commission rate###                                $ 0.0149          $ 0.0130          $   --            $    --
Net assets at end of period (000 omitted)                 $204,918          $172,106          $143,543          $131,503

  * For the period from the inception of Class A shares, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor waived a portion of its distribution fee for the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                    $(0.04)           $(0.09)           $  --             $(0.04)
   Ratios (to average net assets)
     Expenses##                                              1.62%             1.68%             1.73%             1.67%+
     Net investment loss                                   (0.20)%           (0.45)%           (0.08)%           (0.24)%+

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        1997              1996              1995            1994**
------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $18.87            $17.97            $17.32            $15.00
                                                            ------            ------            ------            ------

Income from investment operations# -
  Net investment loss                                       $(0.17)           $(0.21)           $(0.14)           $(0.15)
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.76              2.70              0.92              2.47
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 2.59            $ 2.49            $ 0.78            $ 2.32
                                                            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
   currency transactions                                    $(0.90)           $(1.59)           $(0.13)           $  --
                                                            ------            ------            ------            ------
Net asset value - end of period                             $20.56            $18.87            $17.97            $17.32
                                                            ======            ======            ======            ======
Total return                                                14.30%            14.77%             4.61%            15.47%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 2.28%             2.39%             2.45%             2.39%+
  Net investment loss                                      (0.87)%           (1.16)%           (0.80)%           (0.95)%+
Portfolio turnover                                            133%               95%              149%              100%
Average commission rate###                                                                    $                 $

                                                          $ 0.0149          $ 0.0130            --                --
Net assets at end of period (000 omitted)                 $308,692          $282,668          $247,437          $236,971

 ** For the period from the inception of Class B shares, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        1997              1996              1995             1994***
--------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $18.85            $17.96            $17.34            $16.04
                                                            ------            ------            ------            ------

Income from investment operations# -
  Net investment loss                                       $(0.17)           $(0.20)           $(0.13)           $(0.13)
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.75              2.70              0.92              1.43
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 2.58            $ 2.50            $ 0.79            $ 1.30
                                                            ------            ------            ------            ------

Less distributions declared to shareholders -
  From net realized gain on investments and foreign
   currency transactions                                    $(0.94)           $(1.61)           $(0.17)           $  --
                                                            ------            ------            ------            ------
Net asset value - end of period                             $20.49            $18.85            $17.96            $17.34
                                                            ======            ======            ======            ======
Total return                                                14.27%            14.88%             4.68%             8.10%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 2.25%             2.32%             2.38%             2.31%+
  Net investment loss                                      (0.85)%           (1.10)%           (0.72)%           (0.83)%+
Portfolio turnover                                            133%               95%              149%              100%
Average commission rate###                                 $0.0149           $0.0130           $  --             $  --
Net assets at end of period (000 omitted)                  $24,662           $19,994           $13,349           $11,872

*** For the period from the inception of Class C shares, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31,                                                1997****
-------------------------------------------------------------------------------
                                                                        CLASS I
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $18.34
                                                                         ------

Income from investment operations# -
  Net investment income                                                  $ 0.04
  Net realized and unrealized gain on investments and
   foreign currency transactions                                           2.46
                                                                         ------
      Total from investment operations                                   $ 2.50
                                                                         ------
Net asset value - end of period                                          $20.84
                                                                         ======
Total return 13.58%++ Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.21%+
  Net investment income                                                   0.20%+
Portfolio turnover                                                         133%
Average commission rate                                                 $0.0149
Net assets at end of period (000 omitted)                               $ 6,550

**** For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust).The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $3,361,344 was reclassified from accumulated net investment loss and $3,400,382 and $39,038 were reclassified from accumulated net realized gain on investments and foreign currency transactions and to paid-in capital, respectively, due to differences between book and tax accounting for currency transactions, passive foreign investment companies, and accumulated net investment loss. This change had no effect on the net assets or net asset value per share. At October 31, 1997, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sale transactions.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory services and general office facilities. The management fee is computed daily and paid monthly at 0.90%:

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and its subsidiary Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                  0.0150%
Next $1 billion                                                   0.0125%
Next $1 billion                                                   0.0100%
In excess of $3 billion                                           0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $ 8,366 for the year ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $519,298 for the year ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $93,551 for the year ended October 31, 1997. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended October 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $139,734 and $54,684 for Class B and Class C shares, respectively, for the year ended October 31, 1997. Fees incurred under the distribution plans during the year ended October 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1997, were $4,000, $574,458, and $4,902 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. (4) Portfolio Securities Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $695,593,581 and $652,359,487, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $473,412,588
                                                                 ------------

Gross unrealized appreciation                                    $ 96,713,465
Gross unrealized depreciation                                     (29,113,716)
                                                                 ------------

    Net unrealized appreciation                                  $ 67,599,749
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED OCTOBER 31, 1997           YEAR ENDED OCTOBER 31, 1996
                                ----------------------------------     ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          28,172,048       $ 562,208,269        13,198,505       $ 248,410,300
Shares issued to shareholders
 in reinvestment of
 distributions                          449,325           8,218,149           703,305          12,156,888
Shares transferred to Class I          (373,008)         (6,841,795)         --                 --
Shares reacquired                   (27,406,795)       (549,595,449)      (12,790,324)       (241,363,733)
                                    -----------       -------------       -----------       -------------
    Net increase                        841,570       $  13,989,174         1,111,486       $  19,203,455
                                    ===========       =============       ===========       =============

Class B Shares

                                        YEAR ENDED OCTOBER 31, 1997           YEAR ENDED OCTOBER 31, 1996
                                 ----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           3,233,868        $ 64,511,271         3,986,473       $  73,258,330
Shares issued to shareholders
 in reinvestment of
 distributions                          561,080          10,209,856           923,243          15,760,023
Shares reacquired                    (3,754,830)        (75,204,244)       (3,703,963)        (68,245,006)
                                     ----------        ------------        ----------       -------------
    Net increase (decrease)              40,118        $   (483,117)        1,205,753       $  20,773,347
                                     ==========        ============        ==========       =============

Class C Shares

                                        YEAR ENDED OCTOBER 31, 1997           YEAR ENDED OCTOBER 31, 1996
                                 ----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             480,867        $  9,630,276           574,128       $  10,561,542
Shares issued to shareholders
 in reinvestment of
 distributions                           36,836             667,838            43,379             739,185
Shares reacquired                      (374,659)         (7,546,094)         (300,073)         (5,528,821)
                                       --------        ------------          --------        ------------
    Net increase                        143,044        $  2,752,020           317,434        $  5,771,906
                                       ========        ============          ========        ============

Class I Shares

                                      PERIOD ENDED OCTOBER 31, 1997*
                                 ----------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              38,825          $  786,858
Shares transferred from Class
 A                                      373,008           6,841,795
Shares reacquired                       (97,477)         (1,891,944)
                                        -------        ------------
    Net increase                        314,356        $  5,736,709
                                        =======        ============

* For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1997, was $4,239.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Fund owned the following restricted securities (constituting 0.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                        DATE OF        SHARE/PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Bank Handlowy w Warszawie                     6/18/97 - 9/04/97           30,679       $  359,736       $  412,579
Hong Leong Finance Ltd.                      11/01/96 - 3/25/97          136,000          423,822          185,769
India Gateway Fund Ltd.                                 2/02/97            2,144           21,761            9,455
International Business Communications
 Systems, Inc.                                          8/28/95           40,300          399,776          282,100
Jarvis Hotels PLC                            11/01/96 - 3/25/97        1,245,100        3,302,353        3,005,693
Moneda Chile Fund Ltd.                                  8/22/95           63,000          630,000          378,000
                                                                                                        ----------
                                                                                                        $4,273,596
                                                                                                        ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VIII and Shareholders of MFS World Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Growth Fund (a series of MFS Series Trust VIII) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Growth Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GROWTH FUND

Trustees                                               Secretary
A. Keith Brodkin* - Chairman and President             Stephen E. Cavan*

Richard B. Bailey* - Private Investor;                 Assistant Secretary
Former Chairman and Director (until 1991),             James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 Custodian
Cambridge Trust Company                                State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                   Auditors
                                                       Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 Investor Information
Professor of Surgery, Harvard Medical School           For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
The Hon. Sir J. David Gibbons, KBE - Chief             touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.          For information on MFS mutual funds, call
                                                       your financial adviser or, for an information
Abby M. O'Neill - Private Investor;                    kit, call toll free: 1-800-637-2929 any
Director, Rockefeller Financial Services,              business day from 9 a.m. to 5 p.m. Eastern
Inc. (investment advisers)                             time (or leave a message anytime).

Walter E. Robb, III - President and                    Investor Service
Treasurer, Benchmark Advisors, Inc.                    MFS Service Center, Inc.
(corporate financial consultants); President,          P.O. Box 2281
Benchmark Consulting Group, Inc. (office               Boston, MA 02107-9906
services); Trustee, Landmark Funds (mutual
funds)                                                 For general information, call toll free:
                                                       1-800-225-2606 any business day from
Arnold D. Scott* - Senior Executive Vice               8 a.m. to 8 p.m. Eastern time.
President, Director and Secretary,
Massachusetts Financial Services Company               For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business
Jeffrey L. Shames* - President and Director,           day from 9 a.m. to 5 p.m. Eastern time. (To
Massachusetts Financial Services Company               use this service, your phone must be equipped
                                                       with a Telecommunications Device for the
J. Dale Sherratt - President, Insight                  Deaf.)
Resources, Inc. (acquisition planning
specialists) Ward Smith - Former Chairman              For share prices, account balances, and
(until 1994), NACCO Industries; Director,              exchanges, call toll free: 1-800-MFS-TALK
Sundstrand Corporation                                 (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
Investment Adviser
Massachusetts Financial Services Company               World Wide Web
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

Distributor                                            [Dalbar Logo]       For the fourth year in a
MFS Fund Distributors, Inc.                                                row, MFS earned a #1
500 Boylston Street                                    ranking in the DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                  Survey, Main Office Operations Service
                                                       Quality Category. The firm achieved a 3.42
Portfolio Managers                                     overall score on a scale of 1 to 4 in the
John W. Ballen*                                        1997 survey. A total of 111 firms responded,
David R. Mannheim*                                     offering input on the quality of service they
Toni Y. Shimura*                                       received from 29 mutual fund companies
                                                       nationwide. The survey contained questions
Treasurer                                              about service quality in 11 categories,
W. Thomas London*                                      including "knowledge of operations contact,"
                                                       "keeping you informed," and "ease of doing
Assistant Treasurers                                   business" with the firm.
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) WORLD                                               BULK RATE
GROWTH FUND                                               U.S. POSTAGE
                                                             PAID
                                                              MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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